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                                                                   EXHIBIT 10.12

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                       OF

                                 ROCKVILLE BANK

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                                TABLE OF CONTENTS

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INTRODUCTION .................................................................     1

SECTION 1    - DEFINITIONS....................................................     1

     1.1         "Actuarial Equivalent Value".................................     1

     1.2         "Affiliated Employer"........................................     1

     1.3         "Average Annual Earnings"....................................     1

     1.4         "Bank".......................................................     2

     1.5         "Basic Plan".................................................     2

     1.6         "Basic Plan Benefit".........................................     2

     1.7         "Board"......................................................     2

     1.8         "Cause"......................................................     2

     1.9         "CEO"........................................................     3

     1.10        "Change in Control".........................................      3

     1.11        "Change in Control Agreement"................................     3

     1.12        "Code".......................................................     3

     1.13        "Company"....................................................     3

     1.14        "Compensation"...............................................     3

     1.15        "Deferred Vested Benefit"....................................     4

     1.15        "Dependent"..................................................     4

     1.16        "Disability" or "Disabled"...................................     4

     1.17        "Effective Date".............................................     4

     1.18        "Former Member"..............................................     4

     1.19        "Good Reason"................................................     4

     1.20        "Lump Sum Election"..........................................     5

     1.21        "Member".....................................................     5

     1.22        "Other Retirement Income"....................................     5

     1.23        "Plan".......................................................     5

     1.24        "Plan Administrator".........................................     5

     1.25        "Potential Change in Control"................................     6

     1.26        "Retirement".................................................     6
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                                TABLE OF CONTENTS
                                   (CONTINUED)

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     1.27        "Retirement Benefits"........................................     6

     1.28        "Service"....................................................     6

     1.29        "Supplemental Pension Benefit"...............................     6

     1.30        "Surviving Spouse"...........................................     6

     1.31        "Surviving Spouse's Benefits"................................     6

     1.32        "Vested Former Member".......................................     7

SECTION 2    - PARTICIPATION..................................................     7

     2.1         Commencement of Participation................................     7

     2.2         Termination of Participation.................................     7

SECTION 3    - AMOUNT AND FORM OF BENEFITS....................................     8

     3.1         Retirement Benefits..........................................     8

     3.2         Deferred Vested Benefit......................................     9

     3.3         Form of Payment..............................................    11

     3.4         Lump Sum Election............................................    12

     3.5         Cessation of Benefits........................................    14

     3.6         Notification of Cessation of Benefits........................    15

     3.7         Repayment of Benefits Paid as Lump Sum.......................    15

     3.8         Change in Control............................................    16

SECTION 4    - SURVIVING SPOUSE'S BENEFITS....................................    16

     4.1         Death Prior to Benefit Commencement..........................    16

     4.2         Death On or After Benefit Commencement.......................    17

     4.3         Commencement of Surviving Spouse's Benefit...................    18

     4.4         Lump Sum Payment.............................................    18

     4.5         Reduction....................................................    18

SECTION 5    - PLAN ADMINISTRATOR.............................................    19

     5.1         Duties and Authority.........................................    19

     5.2         Presentation of Claims.......................................    19

     5.3         Claims Denial Notification...................................    20

     5.4         Claims Review Procedure......................................    20
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                                TABLE OF CONTENTS
                                   (CONTINUED)

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     5.5         Timing.......................................................    21

     5.6         Final Decision...............................................    21

     5.7         Exhaustion of Remedy.........................................    22

SECTION 6    - MISCELLANEOUS..................................................    22

     6.1         Amendment; Termination.......................................    22

     6.2         No Employment Rights.........................................    23

     6.3         Unfunded Status..............................................    23

     6.4         No Alienation................................................    23

     6.5         Withholding..................................................    24

     6.6         Governing Law................................................    24

     6.7         Successors...................................................    24

     6.8         Integration..................................................    24
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                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                       OF
                                 ROCKVILLE BANK

                                  INTRODUCTION

The Rockville Bank Supplemental Executive Retirement Plan (the "Plan") is established to provide a means of ensuring the payment of a competitive level of retirement income and survivor benefits, and thereby attract, retain and motivate a select group of executives of Rockville Bank and its affiliates.

                             SECTION 1 - DEFINITIONS

1.1 "Actuarial Equivalent Value" shall mean a benefit of equivalent value computed on the basis of the mortality table and interest rate used to calculate accrued benefits under the Basic Plan.

1.2   "Affiliated Employer" shall mean an entity affiliated with the Bank.

1.3 "Average Annual Earnings" with respect to any Member shall mean the greater of: (a) the Member's average annual Compensation during the 12 consecutive calendar months within the final one hundred-twenty consecutive calendar months of the Member's Service affording the highest such average; or (b) the sum of (i) the Member's base salary as in effect immediately prior to the Member's Retirement or other termination of employment prior to reductions for elective contributions under Sections 401(k), 125 and

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      132(f)(4) of the Code and deferred compensation under any nonqualified deferred compensation plan, and (ii) the Member's annual incentive compensation that became payable in cash to the Member for the latest year preceding the year of Retirement or other termination of employment based on performance actually achieved in that latest year.

1.4 "Bank" shall mean Rockville Bank and its subsidiaries and any successors thereto.

1.5 "Basic Plan" shall mean as to any Member or Vested Former Member the defined benefit pension plan of the Bank intended to meet the requirements of Code Section 401(a) pursuant to which retirement benefits are payable to such Member or Vested Former Member or to the Surviving Spouse or designated beneficiary of a deceased Member or Vested Former Member.

1.6 "Basic Plan Benefit" shall mean the amount of benefits payable from the Basic Plan to a Member or Vested Former Member.

1.7 "Board" shall mean the Board of Directors of the Bank, except that any action authorized to be taken by the Board hereunder may also be taken by a duly authorized committee of the Board or its duly authorized delegees.

1.8 "Cause". A Member shall not be deemed to have been terminated for "Cause" under this Plan unless such Member shall have been terminated for "Cause" under the terms of such Member's employment agreement or Change in Control Agreement with the Bank.

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1.9   "CEO" shall mean the Chief Executive Officer of the Bank.

1.10 "Change in Control". If a "Change in Control" shall have occurred or shall be deemed to have occurred under the terms of a Member's or Vested Former Member's employment agreement or Change in Control Agreement , then a "Change in Control" shall be deemed to have occurred under this Plan.

1.11 "Change in Control Agreement" shall mean any written agreement in effect between any Member or Former Member or Vested Former Member and the Bank or an Affiliated Employer pursuant to which benefits may be payable to such Member or Former Member or Vested Former Member in connection with a Change in Control.

1.12 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.13  "Company" shall mean Rockville Financial Inc. and any successor thereto.

1.14 "Compensation" shall mean base salary and annual incentive compensation prior to reductions for elective contributions under Sections 401(k), 125 and 132(f)(4) of the Code and deferred compensation under any nonqualified deferred compensation plan. Notwithstanding the foregoing, Compensation shall exclude severance pay (including, without limitation, severance pay under an employment or Change in Control Agreement), stay-on bonuses, long-term bonuses, retirement income, change-in-control payments, contingent payments, amounts paid under this Plan or any other retirement plan or deferred compensation plan, income derived from stock options, stock

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      appreciation rights and other equity-based compensation and other forms of special remuneration.

1.15 "Deferred Vested Benefit" shall mean the benefits described in Section 3.2(b) hereof.

1.16 "Dependent" shall mean the child of a Member or Vested Former Member who is a dependent for federal income tax purposes.

1.17 "Disability" or "Disabled" shall have the meaning provided in Section 409A of the Code and the regulations thereunder.

1.18 "Effective Date" shall mean the date specified in the resolution of the Board adopting this Plan.

1.19 "Former Member" shall mean (i) a Member whose employment with the Bank or an Affiliated Employer terminates before he or she has completed five or more years of Service, or (ii) a Member who was removed from participation in the Plan, in accordance with Section 2.2 hereof, before he or she has completed five or more years of Service.

1.20 "Good Reason" If a Member shall have terminated employment for "Good Reason" under the terms of such Member's employment agreement with the Bank or Change in Control Agreement, then such Member shall be deemed to have terminated employment for "Good Reason" under this Plan.

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1.21  "Lump Sum Election" shall mean an election to receive all or a portion of the benefits payable hereunder in a lump sum pursuant to Section 3.4 hereof.

1.22 "Member" shall mean an employee of the Bank or an Affiliated Employer who becomes a participant in the Plan pursuant to Section 2, but excludes any Former Member or Vested Former Member.

1.23  "Other Retirement Income" with respect to any Member shall mean:

      (a) the Supplemental Pension Benefit provided to such Member under the Supplemental Savings and Retirement Plan of the Bank; and

      (b) such benefit payable in respect of such Member as may be specified in Addendum A to this Plan.

1.24 "Plan" shall mean the Rockville Bank Supplemental Executive Retirement Plan, as embodied herein, and any amendments thereto.

1.25 "Plan Administrator" shall mean the Human Resources Committee of the Board, except that any action authorized to be taken by the Plan Administrator hereunder may also be taken by any committee or person(s) duly authorized by the Human Resources Committee of the Board or the duly authorized delegees of such duly authorized committee or person(s).

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1.26  "Potential Change in Control" If a "Potential Change in Control" shall have occurred or shall be deemed to have occurred under the terms of a Member's employment agreement with the Bank or Change in Control Agreement , a "Potential Change in Control" shall be deemed to have occurred under this Plan,

1.27 "Retirement" shall mean the termination of a Member's or Vested Former Member's employment with the Bank or an Affiliated Employer other than by reason of death after attaining age 60 and completing five years of Service.

1.28 "Retirement Benefits" shall mean the benefits described in Section 3.1(b) hereof.

1.29 "Service" shall mean a Member's service defined as Vested Service in the Basic Plan, which is taken into account for vesting purposes thereunder (including any such service prior to the date such individual becomes a Member but not including any such service after participation hereunder terminates).

1.30 "Supplemental Pension Benefit" shall mean the Supplemental Pension Benefit provided under the Supplemental Savings and Retirement Plan of the Bank.

1.31 "Surviving Spouse" shall mean the spouse of a deceased Member or Vested Former Member to whom such Member or Vested Former Member is married under applicable state law immediately preceding such Member or Vested Former Member's death.

1.32 "Surviving Spouse's Benefits" shall mean the benefits described in Section 5 hereof.

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1.33  "Vested Former Member" shall mean (i) a Member whose employment with the
      Bank or an Affiliated Employer terminates on or after the date on which he or she has completed five or more years of Service, or (ii) a Member who was removed from participation in the Plan, in accordance with Section 2.2 hereof, on or after the date on which he or she has completed five or more years of Service.

                            SECTION 2 - PARTICIPATION

2.1 Commencement of Participation. Such key executives of the Bank and its Affiliated Employers as are designated by the CEO in writing and, in the case of officers of the Bank or its Affiliated Employers, approved by the Human Resources Committee of the Board, shall participate in the Plan as of a date determined by the CEO or the Committee, as the case may be.

2.2 Termination of Participation. A Member's participation in the Plan shall terminate upon termination of his or her employment with the Bank or any Affiliated Employer. Prior to termination of employment, a Member may be removed, upon written notice by the CEO, and, in the case of officers of the Company or its Affiliated Employers, as approved by the Human Resources Committee of the Board, from further participation in the Plan. As of the date of termination or removal, no further benefits shall accrue to such individual hereunder.

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                     SECTION 3 - AMOUNT AND FORM OF BENEFITS

3.1   Retirement Benefits.

      (a) Eligibility. Upon the Retirement of a Member or Vested Former Member from the Bank or an Affiliated Employer, he or she shall be entitled to the Retirement Benefit described in Section 3.1(b) hereof, payable in the form specified in Section 3.3.

      (b) Amount. The Retirement Benefit of a Member or Vested Former Member shall be an annual benefit equal to the difference between (i) and the sum of (ii) and (iii), where:

            (i) is the percentage of his or her Average Annual Earnings specified in Addendum A to this Plan;

            (ii) is the Basic Plan Benefit payable to the Member or Vested Former Member as of the date of his or her Retirement expressed in the form of an annual life annuity, or, if the Basic Plan Benefit becomes payable after the Member's or Vested Former Member's Retirement, the Actuarial Equivalent Value of the Basic Plan Benefit payable in the form of an annual life annuity as of such date, regardless of whether such date

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                  precedes the earliest possible payment date under the terms of the Basic Plan; and

            (iii) is the Other Retirement Income payable to the Member or Vested
                  Former Member as of the date of his or her Retirement expressed in the form of an annual life annuity, or, if the Other Retirement Income becomes payable after the Member's or Vested Former Member's Retirement, the Actuarial Equivalent Value of the Other Retirement Income payable in the form of an annual life annuity as of such date, regardless of whether such date precedes the earliest possible payment date under the terms of the retirement arrangement.

3.2   Deferred Vested Benefit.

      (a) Eligibility. Each Member and Vested Former Member who has completed five or more years of Service and whose employment with the Bank or an Affiliated Employer terminates prior to Retirement, for a reason other than Cause or death shall be entitled to the Deferred Vested Benefit described in Section 3.2(b) hereof, payable in the form specified in Section 3.3.

      (b) Amount. The Deferred Vested Benefit of a Member or Vested Former Member who terminates and who meets the eligibility requirements of
            Section 3.2(a) shall be an annual benefit equal to the difference between (i) and the sum of (ii) and (iii), where:

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            (i)   is the percentage of his or her Average Annual Earnings
                  specified in Addendum A to this Plan;

            (ii) is the Basic Plan Benefit payable to the Member or Vested Former Member as of the date his or her Deferred Vested Benefit commences expressed in the form of an annual life annuity, or, if the Basic Plan Benefit becomes payable after the Member's or Vested Former Member's Deferred Vested Benefit commences, the Actuarial Equivalent Value of the Basic Plan Benefit payable in the form of an annual life annuity as of such date, regardless of whether such date precedes the earliest possible payment date under the terms of the Basic Plan; and

            (iii) is the Other Retirement Income payable to the Member or Vested
                  Former Member as of the date his or her Deferred Vested Benefit commences expressed in the form of an annual life annuity, or, if the Other Retirement Income becomes payable after the Member's or Vested Former Member's Deferred Vested Benefit commences, the Actuarial Equivalent Value of the Other Retirement Income payable in the form of an annual life annuity as of such date, regardless of whether such date precedes the earliest possible payment date under the terms of the appropriate arrangement.

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3.3   Form of Payment.

      (a) Except as provided under Section 3.3(b) or Section 3.3(c), the Retirement Benefit or Deferred Vested Benefit under this Plan, as the case may be, shall be payable in monthly installments in the form of a straight life annuity and without regard to any optional form of benefits elected under the Basic Plan. Payments shall commence as of the first day of the calendar month coinciding with or next following (i) the date of the Member's or Vested Former Member's Retirement, in the case of Retirement Benefits or (ii) the later of the date the Member or Vested Former Member attains age 60 or terminates employment, in the case of Deferred Vested Benefits, and shall commence to be paid on such date or as soon as administratively practicable thereafter; provided, however, that any distribution to a key employee, within the meaning of Section 416(i) of the Code, shall not be made until six months after such date.

      (b) If a Member or Vested Former Member has made a Lump Sum Election pursuant to Section 3.4 and such Lump Sum Election becomes effective
            (i) prior to the date of such Member's or Vested Former Member's Retirement or termination of employment with the Bank or an Affiliated Employer and (ii) while he or she was still a Member, the Retirement Benefit, or Deferred Vested Benefit under this Plan, as the case may be, shall be payable in the form or combination of forms of payment elected pursuant to such Lump Sum Election under
            Section 3.4 and without regard to any optional form of benefits elected under the Basic Plan. Any portion of the benefits hereunder payable in a lump sum shall be paid within 60

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            days following (i) the date of the Member's or Vested Former
            Member's Retirement, in the case of Retirement Benefits or (ii) the later of the date the Member or Vested Former Member attains age 60 or terminates employment, in the case of Deferred Vested Benefits; provided, however, that any distribution to a key employee, within the meaning of Section 416(i) of the Code, shall not be made until six months after such date.

3.4   Lump Sum Election.

      (a) A Member or Vested Former Member may elect to receive all, none, or a specified portion, as provided in Section 3.4(c), of his or her Retirement Benefit or Deferred Vested Benefit under the Plan as a lump sum and to receive any balance of such benefit in the form of an annuity; provided that any such Lump Sum Election shall be effective for purposes of this Plan only if the conditions of
            Section 3.4(b) are satisfied. A Member or Vested Former Member may elect a payment form different than the payment form previously elected by him or her under this Section 3.4(a) by filing a revised election form; provided that any such new election shall be effective only if the conditions of Section 3.4(b) are satisfied with respect to such new election. Any prior Lump Sum Election made by a Member that has satisfied the conditions of Section 3.4(b) shall remain effective for purposes of the Plan until such Member has made a new election satisfying the conditions of Section 3.4(b). The amount of any portion of a Member's or a Vested Former Member's Retirement Benefit or Deferred Vested Benefit payable as a lump sum under this Section 3.4 shall equal the present value of such portion

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            of the benefit, and such present value shall be determined: (i) on the assumption that it is payable in the form of a 100% joint and survivor annuity; and (ii) on the basis of the interest rate and mortality table used to calculate accrued benefits under the Basic Plan.

      (b) A Member's election under Section 3.4(a) becomes effective only if the election is made prior to the date of the Member's commencement of participation in the Plan as provided in Section 2.1. Otherwise, an election made after the date of the Member's commencement of participation in the Plan becomes effective only if all of the following conditions are satisfied: (i) such Member remains in the employment of the Bank or an Affiliated Employer, as the case may be, for the full 12 calendar months immediately following the date of such election (the "Election Date"), except in the case of death or Disability of such Member (in which case Section 3.4(d) shall apply); (ii) payment of such lump sum pursuant to such election is not made until the fifth anniversary of the date on which payment of the Member's Retirement Benefit or Deferred Vested Benefit, as the case may be, would otherwise have been made pursuant to Section 3.3(a); and (iii) such Member complies with the administrative procedures set forth by the Plan Administrator with respect to the making of a Lump Sum Election.

      (c) A Member making an election under Section 3.4(a) may specify the portion of his Retirement or Deferred Vested Benefit under the Plan to be received in a lump sum as follows: 0%, 25%, 50%, 75%, or 100%.

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      (d)   In the event that a Member who has made an election pursuant to
            Section 3.4(a) dies or becomes Disabled while employed by the Bank or an Affiliated Employer and such death or Disability occurs during the 12 calendar-month period immediately following the Election Date, the condition under Section 3.4(b)(i) shall be deemed satisfied with respect to such Member.

3.5 Cessation of Benefits. Anything in this Plan to the contrary notwithstanding, any payments made pursuant to this Plan shall be subject to and conditioned upon compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder; and any payments contemplated to be made pursuant to this Plan shall not be immediately payable to the extent such payments are barred or prohibited by an action or order issued by the Connecticut Banking Commissioner or the Federal Deposit Insurance Corporation. Moreover, no benefits or no further benefits, as the case may be, shall be paid to a Member, Vested Former Member or Surviving Spouse if the Member or Vested Former Member:

      (a) has been determined to be in breach of any noncompetition, nondisclosure or nondisparagement covenant in such Member's or Vested Former Member's employment agreement with the Bank or Change in Control Agreement; or

      (b) the Member or Vested Former Member has been discharged from employment with the Bank or any Affiliated Employer for Cause as provided in the Member's or Vested Former Member's employment agreement with the Bank or Change in Control Agreement.

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3.6   Notification of Cessation of Benefits. In any case described in Section
      3.5, the Member, Vested Former Member or Surviving Spouse shall be given prior written notice that no benefits or no further benefits, as the case may be, will be paid to such Member, Vested Former Member or Surviving Spouse. Such written notice shall specify the particular act(s), or failures to act, and the basis on which the decision to cease paying his or her benefits has been made.

3.7   Repayment of Benefits Paid as Lump Sum.

      (a) A Member or Vested Former Member who receives in a lump sum any portion of his or her Retirement Benefit or Deferred Vested Benefit pursuant to a Lump Sum Election, shall receive such lump sum portion of such Retirement Benefit or Deferred Vested Benefit subject to the condition that if such Member or Vested Former Member engages in any of the acts described in Section 3.5 (a) or (b) , then such Member or Vested Former Member shall, within 60 days after written notice by the Bank, repay to the Bank the amount described in Section 3.7(b).

      (b) The amount described in this Section shall equal the amount of the Member's or Vested Former Member's lump sum benefit paid under this Plan to which such Member or Vested Former Member would not have been entitled, if such lump sum benefit had instead been payable in the form of an annuity under this Plan and such annuity payments were subject to the provisions of Section 3.5.

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3.8   Change in Control. In the event of a Potential Change in Control or Change in Control, the Bank shall, not later than 15 days thereafter, have established one or more so-called "rabbi" trusts and shall deposit therein cash in an amount sufficient to provide for full payment of all potential benefits payable under the Plan. Such rabbi trust(s) shall be irrevocable and shall provide that the Bank may not, directly or indirectly, use or recover any assets of the trust(s) until such time as all obligations which potentially could arise hereunder have been settled and paid in full, subject only to the claims of creditors of the Bank in the event of insolvency or bankruptcy of the Bank; provided, however, that if no Change in Control has occurred within two years after such Potential Change in Control, such rabbi trust(s) shall at the end of such two-year period become revocable and may thereafter be revoked by the Bank.

                     SECTION 4 - SURVIVING SPOUSE'S BENEFITS

4.1 Death Prior to Benefit Commencement. Upon the death of a Member or Vested Former Member, prior to the commencement of his or her Retirement Benefit or Deferred Vested Benefit hereunder, any such Member shall be deemed to have completed five years of Service for purposes of Section 3.2(a) and his or her Surviving Spouse will be entitled to a Surviving Spouse's Benefit under this Plan equal to 100% of the Retirement or Deferred Vested Benefit that would have been provided from the Plan had the Member or Vested Member retired from or terminated employment with the Bank or an Affiliated Employer on the date of death and commenced benefits on the later of the date the Member would have attained age 60 or the date of the Member's death; provided, however, that in calculating the Retirement or Deferred Vested Benefit that would have

                                     - 16 -
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      been provided from the Plan, the offset for the Basic Plan Benefit specified in Section 3.1(b)(ii) or 3.2(b)(ii), as the case may be, shall be reduced to the Basic Plan Benefit payable on behalf of such Member to the Member's spouse, expressed in the form of an annual life annuity. In the event that a Member's or Vested Former Member's spouse predeceases the Member or Vested Former Member or in the event that a Member's or Vested Former Member's Surviving Spouse dies while one or more of the Member's or Vested Former Member's Dependents are still living, such Surviving Spouse's benefit shall be paid or continued to the Member's Dependents for so long as any one of them shall remain a Dependent.

4.2 Death On or After Benefit Commencement. Upon the death of a Vested Former Member while he or she is receiving Retirement or Deferred Vested Benefits, his or her Surviving Spouse shall receive a Surviving Spouse's Benefit equal to 100% of the Benefit he or she was receiving at the time of death. Notwithstanding the foregoing, in the event that all or a portion of the Retirement Benefit or Deferred Vested Benefit was previously paid to a Member or Vested Former Member in the form of a lump sum, there shall be no duplication of such lump sum benefit to the Member's or Vested Former Member's Surviving Spouse. In the event that a Member's or Vested Former Member's spouse predeceases the Member or Vested Former Member or in the event that a Member's or Vested Former Member's Surviving Spouse dies while one or more of the Member's or Vested Former Member's Dependents are still living, such Surviving Spouse's benefit shall be paid or continued to the Member's Dependents for so long as any one of them shall remain a Dependent.

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

4.3 Commencement of Surviving Spouse's Benefit. Except as provided in Section 4.4, the Surviving Spouse's Benefit provided under Sections 4.1 or 4.2 will be payable monthly Such benefits shall continue until the first day of the month in which the Surviving Spouse dies.

4.4   Lump Sum Payment.

      (a)   If a Member or a Vested Former Member made an Election under Section
            3.4 but such Member or Vested Former Member died prior to such lump sum payment, the Surviving Spouse's Benefit payable under Section
            4.1 hereof will be payable in the form or combination of forms of payment so elected by such Member or Vested Former Member pursuant to such Lump Sum Election. The amount of any lump sum payment under the Plan shall be determined using the actuarial assumptions set forth in Section 3.4(a).

      (b) Any Surviving Spouse's Benefit which is payable as a lump sum shall be paid within 60 days after the date when any portion of such benefit payable in annuity form commences or would commence if any portion of such Surviving Spouse's Benefit were payable as an annuity as set forth in Section 4.3.

4.5 Reduction. Notwithstanding the foregoing provisions of Section 4, the amount of a Surviving Spouse's Benefit shall be reduced by one percentage point for each year (where a half year or more is treated as a full year) in excess of ten years that the age of the Member or Vested Former Member exceeds the age of the Surviving Spouse.

                         SECTION 5 - PLAN ADMINISTRATOR

5.1 Duties and Authority. The Plan Administrator shall be responsible for the administration of the Plan and may delegate to any committee, employee, director or agent its responsibility to perform any act hereunder, including, without limitation, those matters involving the exercise of discretion; provided, that such delegation shall be subject to revocation at any time at the Plan Administrator's discretion. The Plan Administrator shall have the sole discretion to determine all questions arising in connection with the Plan, to interpret the provisions of the Plan and to construe all of its terms, to adopt, amend, and rescind rules and regulations for the administration of the Plan, and generally to conduct and administer the Plan and to make all determinations in connection with the Plan as may be necessary or advisable. All such actions of the Plan Administrator shall be conclusive and binding upon all Members, Former Members, Vested Former Members, Surviving Spouses and other persons.

5.2 Presentation of Claims. Claims for benefits shall be filed in writing with the Plan Administrator. Written or electronic notice of the disposition of a claim shall be furnished to the claimant within 90 days after the claim is filed (or within 180 days if special circumstances require an extension of time for processing the claim and if notice of such extension and circumstances is provided to the claimant within the initial 90-day period.)

5.3 Claims Denial Notification. If a claim is wholly or partially denied, the Plan Administrator shall furnish to the claimant a written notice setting forth in a manner calculated to be understood by the claimant:

      (a)   the specific reason(s) for denial;

      (b) specific reference(s) to pertinent Plan provisions on which any denial is based;

      (c) a description of any additional material or information necessary for the claimant to perfect the claim, and an explanation of why such material or information is necessary;

      (d) an explanation of the Plan's claims review procedures and the applicable time limits for such procedures; and

      (e) a statement that the claimant has a right to bring a civil action under Section 502(a) of ERISA following an adverse determination on review.

5.4 Claims Review Procedure. Upon a denial, the claimant is entitled (either in person or by his duly authorized representative) to:

      (a) request a subsequent review of the claim by the Plan Administrator upon written application for review made to the Plan Administrator. In the case of a denial as to which written notice of denial has been given to the claimant, any such request for review of the claim must be made within 60 days after receipt by the claimant of such notice. A claimant must submit a written application for review before the claimant is permitted to bring a civil action for benefits;

      (b)   review pertinent documents relating to the denial; and

      (c) submit written comments, documents, records and other information relating to the claim.

5.5 Timing. The Plan Administrator shall make its decision and notify the claimant with respect to a claim not later than 60 days after receipt of the request. Such 60-day period may be extended for another period of 60 days if the Plan Administrator finds that special circumstances require an extension of time for processing and notice of the extension and special circumstances is provided to the claimant within the initial 60-day period.

5.6 Final Decision. The claim for review shall be given a full and fair review that takes into account all comments, documents, records and other information submitted that relates to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The Plan Administrator shall provide the claimant with written or electronic notice of the decision in a manner calculated to be understood by the claimant. The notice shall include specific reasons for the decision, specific references to the pertinent Plan provisions on which the decision is based, a statement that the claimant has a right to bring a civil action under Section 502(a) of ERISA, and a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records and other information relevant to the claim. A document is relevant to the claim if it was relied upon in making the determination, was submitted, considered or generated in the course of making the determination or demonstrates that benefit determinations are made in accordance with the Plan and that Plan provisions have been applied consistently with respect to similarly situated claimants.

5.7 Exhaustion of Remedy. No claimant shall institute any action or proceeding in any state or federal court of law or equity, or before any administrative tribunal or arbitrator, for a claim for benefits under the Plan until he/she has first exhausted the procedures set forth in this
      Section 5.

                           SECTION 6 - MISCELLANEOUS

6.1 Amendment; Termination. The Committee, may, in its sole discretion, terminate, suspend or amend this Plan at any time or from time to time, in whole or in part; provided, however, that no termination, suspension or amendment of the Plan may adversely affect (a) a Member's or Vested Former Member's benefit under the Plan to which he or she has become entitled hereunder, or (b) a Vested Former Member's right or the right of a Surviving Spouse to receive or to continue to receive a benefit in accordance with the Plan, such benefits or rights as in effect on the date immediately preceding the date of such termination, suspension or amendment. Notwithstanding the foregoing to the contrary, the Committee may amend the Plan as the Committee deems necessary or desirable to comply with the requirements of Section 409A of the Code and the regulations thereunder, regardless of whether any such amendment shall cause a reduction or cessation in (a) a Member's or Vested Former Member's benefit under the Plan to which he or she has become entitled hereunder, or (b) a Vested Former Member's right or the right of a Surviving Spouse to receive or to continue to receive a benefit in accordance with the Plan.

6.2 No Employment Rights. Nothing contained herein will confer upon any Member, Former Member or Vested Former Member the right to be retained in the service of the Bank or any Affiliated Employee, nor will it interfere with the right of the Bank or any Affiliated Employer to discharge or otherwise deal with Members, Former Members or Vested Former Members with respect to matters of employment.

6.3 Unfunded Status. Members and Vested Former Members shall have the status of general unsecured creditors of the Bank, and this Plan constitutes a mere promise by the Bank to make benefit payments at the time or times required hereunder. It is the intention of the Bank that this Plan be unfunded for tax purposes and for purposes of Title I of ERISA and any trust created by the Bank and any assets held by such trust to assist the Bank in meeting its obligations under the Plan shall meet the requirements necessary to retain such unfunded status.

6.4 No Alienation. A Member's or Vested Former Member's right to benefit payments under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of such Member or Vested Former Member or his or her Surviving Spouse.

6.5 Withholding. The Company may withhold from any benefit under the Plan an amount sufficient to satisfy its tax withholding obligations.

6.6 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Connecticut applicable to contracts made and to be performed in such state to the extent not preempted by federal law.

6.7 Successors. The Bank and the Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank or the Company to expressly assume and agree to perform under this Plan in the same manner and to the same extent that the Bank and the Company would be required to perform if no such succession had taken place. As used in this Plan, "Bank "and "Company" shall mean the Bank and the Company respectively as hereinbefore defined and any successor to its or their business and/or assets as aforesaid which assumes and agrees to perform this Plan by operation of law, or otherwise and, in the case of an acquisition of the Bank or the Company in which the corporate existence of the Bank or the Company, as the case may be, continues, the ultimate parent company following such acquisition. Subject to the foregoing, the Bank and the Company may transfer and assign this Plan and the Bank's and the Company's rights and obligations hereunder.

6.8 Integration. In the event of any conflict or ambiguity between this Plan and the terms of any employment agreement between a Member and the Bank or any Change in Control Agreement between a Member and the Bank (this Plan and any such employment agreement or Change in Control Agreement being collectively referred to herein as the "arrangements"), such conflict or ambiguity shall be resolved in accordance with the terms of that arrangement which are most beneficial to the Member; provided, however, that no such resolution of any such conflict or ambiguity shall operate to cause the Member to receive duplicate payments or benefits under the arrangements.

                                   ADDENDUM A

                                  Percentage for Purposes          Other Retirement Income for
Member                      of Sections 3.1(b)(i) and 3.2(b)(i)    Purposes of Section 1.23(b)
------                      -----------------------------------    ---------------------------
William J. McGurk                            70%                   none

Joseph F. Jeamel, Jr.                        70%                   (1) the Actuarial Equivalent Value of
                                                                   the cash surrender value (after
                                                                   reduction for return of premium to the
                                                                   Bank) of the Guardian whole life
                                                                   insurance policy on the life of Joseph
                                                                   F. Jeamel, Jr. having an effective
                                                                   date of October 18, 1993 expressed as
                                                                   an annual life annuity; and

                                                                   (2) the Actuarial Equivalent Value of
                                                                   the benefits payable to Joseph F.
                                                                   Jeamel, Jr. under the Supplemental
                                                                   Executive Retirement Agreement dated
                                                                   January 27, 2004 expressed as an
                                                                   annual life annuity.
